POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2002.



                                                          /s/ Donald F. Dillon
                                                          Donald F. Dillon

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2002.



                                                          /s/ Leslie M. Muma
                                                          Leslie M. Muma

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of October, 2002.



                                                          /s/ Kenneth R. Jensen
                                                          Kenneth R. Jensen

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October.



                                                          /s/ Gerald J. Levy
                                                          Gerald J. Levy

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2002.



                                                          /s/ Daniel P. Kearney
                                                          Daniel P. Kearney

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2002.



                                                          /s/ L. William Seidman
                                                          L. William Seidman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2002.



                                                    /s/ Thekla R. Shackelford
                                                    Thekla R. Shackelford

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 covering Common Stock (and associated Preferred Stock Purchase Rights) of Fiserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2002.



                                                         /s/ Glenn M. Renwick
                                                         Glenn M. Renwick